Exhibit 10.1

                             PREPAID CARD AGREEMENT

This PREPAID CARD AGREEMENT is effective as of the Effective Date (this "Agreement"), and is between MasterCard International Incorporated, a Delaware
 ---------
corporation, with its principal offices at 2000 Purchase Street, Purchase, New York 10577 ("MasterCard"), and Merchant Processing International, Inc. d/b/a
             ----------
Bank Freedom, a California corporation, with its principal offices at 2531 S.W. Acacia St. #200, Newport Beach, California 92660, on behalf of itself and its Affiliates (collectively, "Customer").
                           --------

                                  WITNESSETH:

WHEREAS, Customer offers Prepaid Cards to its customers;

     WHEREAS, MasterCard and Customer desire to enter into an arrangement under the Prepaid Cards will be issued as MasterCard Prepaid Cards as provided in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follow:

SECTION 1. INCENTIVES. In consideration of, and subject to, Customer's full and timely performance of its Commitments and other obligations under this Agreement, MasterCard will provide the following incentives (the "Incentives")
                                                                    ----------
to  Customer  in  accordance  with  Section  4  below:

(a) [*****] Bonus. MasterCard will provide Customer with a [*****] bonus of [*****] (the "[*****] Bonus"), which shall be payable [*****].
                       -------

(b)     [*****]  Support.  MasterCard will provide Customer with [*****] support of  up  to  [*****]  (the  "[*****]  Support"),  for Customer to use for [*****]
                                     -------
expenses incurred by Customer during the Term for [*****] expenses related to the [*****] pursuant to this Agreement. All of the [*****] Support shall be spent in connection with [*****] services related to MasterCard Prepaid Cards, or the [*****], or other [*****]. Customer shall provide MasterCard, at least on a calendar quarterly basis, all valid and bona fide [*****], or other documentation that is satisfactory to MasterCard, for such [*****] expenses. The [*****] Support shall be payable [*****]. To the extent that the entire value of the [*****] Support is not used during the Term, any such unused [*****] Support will be forfeited, and Customer shall refund to MasterCard such unused amount of [*****] Support.


                                   PPDC3Q0923

(c) [*****] Support. For each Year, MasterCard will provide Customer with [*****] support (the "[*****] Support"), payable and calculated at the end of
                                --------
such  Year,  using  the  following  formula:

                                    [*****]

where "[*****]" represents the [*****], if any, generated during such Year.

(d) [*****] Rebate. During each Year, MasterCard will provide to Customer a [*****] of (A) [*****] for each [*****] assessed by MasterCard as [*****] (such [*****], a "[*****]") during such Year and (B) [*****] for each [*****] assessed by MasterCard as [*****] (such [*****], an "[*****]") during such Year, in each case, calculated at the end of the calendar month during which such [*****] or [*****], as applicable, occurred. Notwithstanding anything to the contrary in this Section 1(d), Customer shall pay, or caused to be paid to, MasterCard the [*****] in accordance with the Rules for all [*****], including [*****].

     SECTION 2. COMMITMENTS. In consideration of MasterCard's obligation to provide Incentives as provided in this Agreement, Customer agrees to observe the following commitments (the "Commitments"):
                               -----------

(a) Brand Commitment.

(i) Customer shall [*****] for all of its Prepaid Card programs when actively soliciting prepaid card business from its customers, and cause [*****] and no Prepaid Card issued prior to, or during, the Term shall [*****] or be permitted to [*****], or to be [*****], a [*****], unless:

(A) (x) the [*****], (y) MasterCard has [*****] and (z) upon issuance (and thereafter) [*****]; or

(B)     (y)  Customer  is  [*****]

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                                   PPDC3Q0924

[*****] of Customer prepaid card program [*****]; provided that Customer does not [*****] for Customer's prepaid card program other than [*****] and (z) upon issuance (and thereafter) [*****].

Customer shall cause [*****] for each calendar quarter during the Term to be [*****]. In the event the [*****] for a calendar quarter during the Term, such event shall be deemed a material breach of Customer of its obligations hereunder [*****].

(ii) Notwithstanding anything to the contrary contained in Section 2(a)(i) above, Customer shall cause all Prepaid Cards with the MasterCard brand for [*****] generated by such Prepaid Cards, to be [*****] for [*****] and cause to be maintained as such during the Term.

(b) NO CONVERSION. Customer shall cause all Prepaid Cards to remain as MasterCard Prepaid Cards and not convert, and prevent the conversion of, any MasterCard Prepaid Card to a Competing Card.

(c)     [*****] REQUIREMENT.

(i) Customer shall cause the [*****] during Year One through Year [*****]to equal to at least [*****] (the "[*****] Amount"). If, at the end of Year
                                             --------
[*****], the [*****] during Year One through Year [*****] is less than the [*****] Amount, then Customer shall [*****].

                                   PPDC3Q0925

Customer shall cause the cum[*****] during Year One through Year [*****]to equal to at least [*****] (the "[*****] Amount"). If, at the end of Year [*****],
                                      -------
[*****] during Year One through Year [*****] is less than the [*****] Amount, then Customer shall [*****].

(iii) If, at the end of Year [*****], the [*****] during Year One through Year [*****] is equal to or greater than the [*****] Amount, then MasterCard shall [*****].

(d) Acquired Institutions and Acquired Portfolios.

(i) Except as otherwise set forth in this Agreement, in the event Customer acquires an Acquired Institution or Acquired Portfolio pursuant to which Customer acquires Cards that would be Prepaid Cards if offered or managed by Customer and issued by the Qualified Issuer Institution, such Cards shall be subject to the terms and conditions contained herein upon the consummation of such Acquisition Transaction and all such Cards that are Competing Cards shall be converted to MasterCard Prepaid Cards within [*****] of the closing of the applicable Acquisition Transaction.

(ii) In the event Customer acquires Cards that would be Prepaid Cards if offered or managed by Customer and that are subject to a benefit, support, or incentive arrangement with MasterCard, such Cards and all transactions and volume associated therewith shall not be included in this Agreement and shall continue to be subject to such benefit, support or incentive arrangement in accordance with its terms until the earlier of (y) such date otherwise agreed to in writing by MasterCard and Customer and (z) the expiration or termination of such arrangement; provided, however, even upon such expiration or termination, such Cards and volume and transactions attributable to such Cards shall not be included in the [*****] or the [*****], unless agreed to otherwise in writing by

                                   PPDC3Q0926

MasterCard and Customer. MasterCard and Customer shall discuss in good faith mutually agreeable terms to include such Cards and all transactions and volume associated therewith under this Agreement.

(iii) Notwithstanding anything to the contrary in this Agreement, for the purposes of calculating the [*****] Support payable to Customer with respect to a particular Year ("Subject Year"), [*****] shall be subject to the following:
                      ------------

(A) [*****] generated by MasterCard prepaid cards that Customer has first included pursuant to Section 2(d)(ii) of this Agreement or [*****], as applicable, during the Subject Year, shall be [*****];

(B) [*****] generated by MasterCard prepaid cards that (y) Customer has first included pursuant to Section 2(d)(ii) of this Agreement or [*****], as applicable, during a Year preceding the Subject Year, and (z) was generated during any portion of the applicable [*****] that occurs in the Subject Year, shall be [*****]; and

(C) [*****] generated by MasterCard prepaid cards that (y) Customer has first included pursuant to Section 2(d)(ii) of this Agreement or [*****], as applicable, during a Year preceding the Subject Year, and (z) was generated during any portion of the applicable [*****] that occurs in such Year preceding the Subject Year, shall be [*****].


(e) BIN. Unless otherwise agreed to by MasterCard and Customer, Customer shall, upon request by MasterCard, cause the Qualified Issuer Institution: (i) on or prior to the date of issuance of any MasterCard Prepaid Cards by the Qualified Issuer Institution, to obtain a separate BIN for the MasterCard Prepaid Cards it issues and (ii) to maintain such separate BIN until the end of the Term.

(f)     Issuer Prepaid Card Arrangements and MSP Status.

(i) Customer, on or prior to the Effective Date, shall have entered into, and shall maintain at all times during the Term, a valid and enforceable Issuer Prepaid Card Arrangement with the Qualified Issuer Institution for the issuance of Prepaid Cards. Customer shall cause all prepaid cards offered, managed or

                                   PPDC3Q0927
otherwise  provided  by  Customer  during  the  Term  to  be  [*****].

(ii) Customer is a registered MSP as of the Effective Date and shall continue to be a registered MSP in good standing during the Term. Customer shall not qualify for any Incentives unless Customer is a registered MSP in good standing.

(g) AGREEMENTS RESPECTING COMPETING BRANDS. During the Term, Customer shall not, and shall cause each Qualified Issuer Institution to not, enter into any agreement or arrangement that will have the effect, directly or indirectly, of marketing, promoting, publicizing or facilitating the acquisition or use of any Prepaid Card issued under, or in association with, a Competing Brand, [*****].

(h)     USE  OF  INCENTIVES.  Incentives  may  not  be used to promote Competing
Brands or Competing Card programs. Incentives may be used only to promote MasterCard Prepaid Card programs.

(i) EXPANSION OF PORTFOLIO. Customer shall use its commercially reasonable efforts to expand the number of Prepaid Cards in, and gross dollar volume generated by, its MasterCard Prepaid Card portfolios.

SECTION 3. MASTERCARD RULES. Customer shall abide by all present and future Rules and this Agreement supplements (and does not limit or replace) Customer's obligations, or MasterCard's rights or remedies, under the Rules.

     SECTION 4. PAYMENT. Customer shall submit written requests to MasterCard for payments of Incentives no earlier than the fifth day following the date such funds are payable by MasterCard pursuant to Section 1 above, and no later than sixty (60) days after such date. MasterCard will pay Incentives within sixty
(60)  days  of  receiving  Customer's  validated  request  for  such Incentives.
MasterCard  may  withhold  or  condition  any  payment, waiver, rebate, or other provision of Incentives on Customer's providing validation (satisfactory to MasterCard), including reports and information described in Section 5 of this Agreement, supporting the request for same. Except as otherwise set forth in this Agreement, any Incentives payments owed by MasterCard to Customer shall be made via the MasterCard Consolidated Billing System ("MCBS") or by other means
                                                        ----
as determined by MasterCard in its sole discretion. MasterCard may, at MasterCard's option, recover any amount owing from Customer under this Agreement by debiting Customer's MCBS account. Notwithstanding anything to the contrary set forth herein, Incentive amounts payable under this Agreement shall be reduced by the amount of any other payment received by or due to Customer (i) under any benefit, support, or incentive arrangement between MasterCard and Customer or a Qualified Issuer Institution, other than this Agreement, in connection with Prepaid Cards or (ii) as successor to an Acquired Institution or Acquired Portfolio, under any benefit, support, or incentive arrangement between MasterCard

                                   PPDC3Q0928
and such Acquired Institution or its Affiliates or the transferor of such Acquired Portfolio in connection with Prepaid Cards.

SECTION 5. REPORTING. In addition to any reporting required under the Rules, Customer shall provide such reports and information as MasterCard may from time to time reasonably request to determine whether Customer is meeting its Commitments or other obligations under this Agreement, including, but not limited to, written certifications by senior officers of Customer and Qualified Issuer Institution.

SECTION 6. CONTINUED OBSERVANCE. To the extent that, during the Term, Customer in any way sells, transfers or divests itself, in whole or in part, of one or more Affiliates or Cards that would have been subject to the terms of this Agreement had no such sale, transfer or divestiture occurred, Customer shall cause the continued observance by the entity acquiring such Affiliates or Cards of the terms of this Agreement relating to such Affiliates or Cards following such sale, transfer or divestiture.

SECTION 7. CONFIDENTIALITY.

     (a) During the Term and for five (5) years thereafter, unless otherwise provided under the Rules or required by applicable law, each party will treat all information relating to this Agreement (other than the existence of this Agreement), and all terms and conditions of this Agreement as confidential, shall disclose such information only to those individuals with a reasonable need to know within its organizations (provided such individuals agree to be bound by the confidentiality obligations herein), and shall not disclose any such information to third parties, without the other party's prior written approval, except that either party may disclose same to its auditors, regulators, outside board members and outside counsel provided such persons are advised of, and observe the obligations of this Section 7. The parties acknowledge that, in the event of a breach of this Section 7, the non-breaching party will likely suffer irreparable damage that cannot be fully remedied by monetary damages. Accordingly, in addition to any remedy which the non-breaching party may possess pursuant to applicable law, the non-breaching party retains the right to seek and obtain injunctive relief against any such breach in any court of competent jurisdiction. The provisions of this Section 7 shall survive the termination of this Agreement.

     (b)  Notwithstanding  the foregoing in Section 7(a), if Customer intends to
(i) file this Agreement as an exhibit to any report or other filing with the Securities and Exchange Commission (the "SEC"), Customer shall consult with MasterCard the portions of the Agreement to be redacted and Customer shall only file with the SEC the Agreement with redacted terms as mutually agreed upon by Customer and MasterCard or (ii) disclose any portion of this Agreement as part of any filing with the SEC or any governmental entity, Customer shall consult with MasterCard the exact disclosure to be included in such filing and Customer shall only disclose such language as mutually agreed upon by Customer and MasterCard; provided, however, if the SEC requires that Customer discloses the terms of this Agreement to which Customer and MasterCard did not mutually agree to be disclosed, then (A) Customer shall notify MasterCard of SEC's request thereof and (B) Customer shall file with the Secretary of the SEC

                                   PPDC3Q0929
an application requesting confidential treatment of such portions of the Agreement to the extent permitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, prior to such disclosure.


SECTION  8.  TERM.  The term of this Agreement ("Term") shall commence as of the
                                                 ----
Effective  Date  and  shall  end  upon  the  conclusion  of  [*****].

SECTION 9. NOTICES. All notices relating to this Agreement, must be in writing and will be deemed given upon hand delivery or upon receipt if sent by an overnight courier delivery service of general commercial use and acceptance (including, without limitation, DHL, FedEx or UPS) to the following addresses or such other address as may be later designated by notice given by such party:

     IF TO CUSTOMER:       Merchant Processing International, Inc.
                           2531 S.W. Acacia St. #200
                           Newport Beach, California 92660
                           Attention: Bruce Berman, CEO

with a copy to the office of the general counsel at the same address.

     IF TO MASTERCARD:     MasterCard International Incorporated
                           2000 Purchase Street
                           Purchase, New York 10577
                           Attention:  Chris McWilton, President, U.S. Markets

with a copy to the office of the general counsel at the same address.

     SECTION 10. EXECUTION AUTHORITY. MasterCard and Customer each represent and warrant that it has all necessary corporate power and authority to enter into this Agreement and, when executed and delivered, this Agreement shall be each of Customer's and MasterCard's respective legal, valid and binding obligation enforceable in accordance with its terms. Merchant Processing International, Inc. represents and warrants to MasterCard that Merchant Processing International, Inc. has all corporate authority and power to bind all of its Affiliates of the obligations set forth in this Agreement.

     SECTION 11. REMEDIES. Except as set forth in [*****] of this Agreement, the remedies for breach stated herein are non-exclusive. In addition to these remedies, the parties shall be entitled to pursue any other remedies that they may have at law or in equity.

     SECTION 12. MISCELLANEOUS. A failure or delay of either party to enforce any provision of or exercise any right under this Agreement shall not be construed to be a waiver. No waiver by a party shall be effective unless expressly made in writing. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable or invalid in any

                                   PPDC3Q0930
respect, such unenforceability or invalidity shall not affect any other provision of this Agreement, and this Agreement shall then be construed as if such unenforceable or invalid provisions had never been a part of this Agreement. The captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement. This Agreement shall be binding upon each party's respective successors and assigns and each party shall cause such successor and assignee to be so bound; provided, however, that Customer shall not have the right to assign or transfer to any third party (including without limitation, by way of sale of any Cards subject to this Agreement, by voluntary or involuntary transfer, by operation of law or otherwise), nor shall any successor to Customer have or receive any of Customer's rights against MasterCard, or the benefits of this Agreement, without first obtaining the prior written consent of MasterCard. If any party acquires any interest in this Agreement or the subject matter hereof in any manner, whether by a change of Control, by acquiring any Cards subject to this Agreement, by voluntary or involuntary transfer, by operation of law or otherwise, such interest shall be held subject to all of the terms of this Agreement and by taking or holding such interest, such party shall be conclusively deemed to have agreed to be bound by, and to comply with, all of the terms and obligations of this Agreement; provided, that, unless otherwise consented to in writing by MasterCard, in the event of a change of Control of Customer, MasterCard shall not be obligated to provide any Incentives or other benefits under this Agreement and the successor shall have no rights against MasterCard with respect to this Agreement. This Agreement evidences the entire agreement and understanding between MasterCard and Customer with respect to the transactions contemplated by this Agreement and supersedes all prior agreements between the parties with respect to such transactions. This Agreement shall not be amended or modified in any respect except in writing, duly executed by both MasterCard and Customer. This Agreement and the respective rights and obligations of the parties hereto shall be governed by the laws of the State of placeStateNew York without reference to its conflict-of-laws or similar provisions that would mandate or permit application of the substantive law of any other jurisdiction. The state and federal courts located in placeStateNew York shall have exclusive jurisdiction over any and all disputes relating to this Agreement. This Agreement may be executed in one or more counterparts, each of which, taken together, shall constitute but one original document. As used in this Agreement, the terms defined in Exhibit A shall have the meaning assigned
                                       ---------
to  them  in  Exhibit  A.
              ----------

                            [Signature page follows]

                                   PPDC3Q0931

     EXECUTED as of the latest date written below.

MERCHANT PROCESSING INTERNATIONAL, INC.
D/B/A BANK FREEDOM


By:  \s\ Bruce Berman
     ----------------
     Name     Bruce Berman
     Title:   CEO
     Date:    6/29/2009


MASTERCARD INTERNATIONAL INCORPORATED


By:  \s\Chris McWilton
     -----------------
     Name     Chris McWilton
     Title:   Pres - U.S. Markets
     Date:    7/02/2009














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                                   PPDC3Q0932